                                                                    May 19, 1996

FINOVA Capital Corporation
1850 North Central Avenue
P.O. Box 2209
Phoenix, Arizona   85002-2209

   Re: Agreement and Plan of Merger, dated May 19, 1996, among Financing for
       Science International, Inc., FINOVA Capital Corporation, and FINOVA Business Credit Corp.

Gentlemen:

         The undersigned represent and warrant that they hold of record and beneficially the number of shares of Common Stock, par value $0.01 per share ("FSI Common Shares"), of Financing for Science International, Inc., a Delaware corporation ("FSI"), set forth opposite their respective names on the signature page hereof. Except as disclosed on the signature page hereof, the undersigned have sole voting and investment power over such FSI Common Shares.

          In order to induce FINOVA Capital Corporation ("Finova") and FINOVA Business Credit Corp. to enter into the above-captioned Agreement (the "Agreement") and intending to be legally bound hereby, the undersigned severally agree as follows (all terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement):

                  1. Transfer of FSI Common Shares. Each of the undersigned severally agrees not to sell, pledge, transfer, assign, encumber or otherwise alienate any FSI Common Shares owned by such undersigned of record or beneficially.

                  2. Voting on the Merger. Each of the undersigned severally agrees that, at the meeting at which holders of FSI Common Shares vote on the Merger and at any adjournments thereof, the undersigned will vote all FSI Common Shares owned of record by, and will cause to be voted all FSI Common Shares beneficially owned by, the undersigned in favor of the Agreement and the Merger.

                  3. Disclosure Material. FSI has distributed to the undersigned, and the undersigned acknowledge receipt of: (a) FSI's Annual Report on Form 10-K for the year ended December 31, 1995; (b) all reports or documents filed by FSI with the Securities and Exchange Commission pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended, since December 31, 1995; and (c) the proxy statement sent by FSI to its shareholders in connection with the solicitation of proxies for the 1996 Annual Meeting of Shareholders of FSI; and (d) FSI's 1995 Annual Report to Shareholders. Each of the undersigned have received and reviewed the Agreement.

                  4. Access to Information. The undersigned and their attorneys and accountants have had, and shall continue to have, the opportunity prior to the Closing Date (a) to review with the management of Finova any matter relating to the transactions contemplated by the Agreement and (b) to obtain any additional information (to the extent that such information is possessed by or available to Finova without unreasonable effort or expense) necessary to verify the accuracy of the information and material provided pursuant to Section 3 hereof or to make an informed investment decision concerning the transactions contemplated by the Agreement.

                  5. Irrevocable Proxy. In performance of the undersigned's obligations under Section 2 hereof, each of the undersigned hereby constitutes and appoints Finova the true and lawful attorney and proxy of the undersigned, with full power of substitution, for the undersigned and in their name place and stead to vote as their proxy all FSI Common Shares of any of the undersigned, at any and all meetings of shareholders of FSI, in favor of the Agreement and the Merger. Each of the undersigned hereby revokes all proxies heretofore made by the undersigned. This proxy is coupled with an interest and is irrevocable.

                  6. Mutual Release. From and after the Effective Time (as defined in the Merger Agreement) each of the undersigned hereby releases the Company and its affiliates and successors, and the Company hereby releases the undersigned and their affiliates and their successors, from any obligation under, waive any rights with respect to, and terminate the following agreements, which each of the undersigned and the Company acknowledge and agree are the only agreements, arrangements and understandings between the undersigned and the Company or its affiliates and successors, including without limitation, all stock purchase, registration, board representation, employment, consulting and expense reimbursement arrangements: (a) the Series A Preferred Stock Purchase Agreement, dated December 31, 1991 and amended by amendments dated April 10, 1992, September 25, 1992, October 27, 1993 and May 18, 1994 (as amended, the "Series A Preferred Stock Purchase Agreement"); and (b) any and all agreements entered into between the parties that were attached as exhibits to, or otherwise contemplated by, the Series A Preferred stock Purchase Agreement. The foregoing notwithstanding, the Company acknowledges receipt of the necessary Internal Revenue Service forms from Electra Investment Trust, P.L.C. ("Electra") such that it will not withhold any United States withholding taxes from payments made to Electra in connection with the Merger.

                  7. Termination. The foregoing notwithstanding, the obligations of the undersigned under paragraphs 1, 2 and 5 of this letter agreement shall terminate upon the earlier of the Effective Time or termination of the Agreement, but in no event later than October 31, 1996. In addition, the obligations of the undersigned under paragraphs 1, 2, and 5 of this letter agreement shall also terminate in the event that, without the prior written consent of the undersigned, the parties to the Agreement enter into or submit to a vote of the FSI shareholders an amendment to the Agreement adverse to the undersigned or which, in any material respect, modifies the terms of the transactions contemplated by the Agreement including, without limitation, a change in the Merger Price.

         In confirmation and evidence of the foregoing, the undersigned have executed this letter agreement on the date first set forth above.

                                       Very truly yours,

Number of FSI Common Shares:

                                       Electra Investment Trust, P.L.C.

      1,900,000                        By:   /s/ H.A.L.H. Mumford
- -----------------------------             -------------------------------------
                                       As its:  Authorized Signatory

                                       AMEV Venture Associates III, L.P

        480,000                        By:   /s/ Martin S. Orland
- -----------------------------             -------------------------------------
                                       As its:  President of General Partner

                                       AMEV Venture Associates III-
                                       International, L.P

        480,000                        By:   /s/ Martin S. Orland
- -----------------------------             -------------------------------------
                                       As its:  President of General Partner

                                       Financing For Science International, Inc.

                                       By:   /s/ Barry R. Bronfin
                                          -------------------------------------
                                       As its:  Chairman

ACKNOWLEDGED AND CONFIRMED:

FINOVA CAPITAL CORPORATION

By:   /s/ Robert B. Radway
   ----------------------------
As its:  Senior Vice President

                                                                    May 19, 1996

FINOVA Capital Corporation
1850 North Central Avenue
P.O. Box 2209
Phoenix, Arizona   85002-2209

  Re: Agreement and Plan of Merger, dated May 19, 1996, among Financing for Science International, Inc., FINOVA Capital Corporation, and FINOVA Business Credit Corp.

Gentlemen:

         The undersigned represents and warrants that he holds of record and beneficially the number of shares of Common Stock, par value $0.01 per share ("FSI Common Shares"), of Financing for Science International, Inc., a Delaware corporation ("FSI"), set forth opposite his name on the signature page hereof. Except as disclosed on the signature page hereof, the undersigned has sole voting and investment power over such FSI Common Shares.

          In order to induce FINOVA Capital Corporation ("Finova") and FINOVA Business Credit Corp. to enter into the above-captioned Agreement (the "Agreement") and intending to be legally bound hereby, the undersigned agrees as follows (all terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement):

                  1. Transfer of FSI Common Shares. The undersigned agrees not to sell, pledge, transfer, assign, encumber or otherwise alienate any FSI Common Shares owned by the undersigned of record or beneficially.

                  2. Voting on the Merger. The undersigned agrees that, at the meeting at which holders of FSI Common Shares vote on the Merger and at any adjournments thereof, the undersigned will vote all FSI Common Shares owned of record by, and will cause to be voted all FSI Common Shares beneficially owned by, the undersigned in favor of the Agreement and the Merger.

                  3. Disclosure Material. FSI has distributed to the undersigned, and the undersigned acknowledges receipt of: (a) FSI's Annual Report on Form 10-K for the year ended December 31, 1995; (b) all reports or documents filed by FSI with the Securities and Exchange Commission pursuant to
Section 13(a) of the Securities Exchange Act of 1934, as amended, since December 31, 1995; and (c) the proxy statement sent by FSI to its shareholders in connection with the solicitation of proxies for the 1996 Annual Meeting of Shareholders of FSI; and (d) FSI's 1995 Annual Report to Shareholders. The undersigned has received and reviewed the Agreement.

                  4. Access to Information. The undersigned and his attorneys and accountants have had, and shall continue to have, the opportunity prior to the Closing Date (a) to review with the management of Finova any matter relating to the transactions contemplated by the Agreement and (b) to obtain any additional information (to the extent that such information is possessed by or available to Finova without unreasonable effort or expense) necessary to verify the accuracy of the information and material provided pursuant to Section 3 hereof or to make an informed investment decision concerning the transactions contemplated by the Agreement.

                  5. Irrevocable Proxy. In performance of the undersigned's obligations under Section 2 hereof, the undersigned hereby constitutes and appoints Finova the true and lawful attorney and proxy of the undersigned, with full power of substitution, for the undersigned and in his name, place and stead to vote as his proxy all FSI Common Shares of the undersigned, at any and all meetings of shareholders of FSI, in favor of the Agreement and the Merger. The undersigned hereby revokes all proxies heretofore made by the undersigned. This proxy is coupled with an interest and is irrevocable.

                  6. Release. From and after the Effective Time (as defined in the Merger Agreement) the undersigned hereby releases the Company and its affiliates and successors from any obligation under, waives any rights with respect to, and terminates all agreements, arrangements and understandings between the undersigned and the Company or its affiliates and successors including without limitation all stock purchase, registration, board representation, employment, consulting and expense reimbursement arrangements.

                  7. Termination. The foregoing notwithstanding, the obligations of the undersigned under paragraphs 1, 2 and 5 of this letter agreement shall terminate upon the earlier of the Effective Time or termination of the Agreement, but in no event later than October 31, 1996. In addition, the obligations of the undersigned under paragraphs 1, 2, and 5 of this letter agreement shall also terminate in the event that, without the prior written consent of the undersigned, the parties to the Agreement enter into or submit to a vote of the FSI shareholders an amendment to the Agreement adverse to the undersigned or which, in any material respect, modifies the terms of the transactions contemplated by the Agreement including, without limitation, a change in the Merger Price.

         In confirmation and evidence of the foregoing, the undersigned have executed this letter agreement on the date first set forth above.

                                       Very truly yours,

Number of FSI Common Shares:

        1,197,200*                     /s/ Barry R. Bronfin
- ----------------------------------     ----------------------------------------
                                       Barry R. Bronfin

* 250,000 shares held of record
  by Dr. Bronfin's spouse.

ACKNOWLEDGED AND CONFIRMED:

FINOVA CAPITAL CORPORATION

By:  /s/ Robert B. Radway
   -------------------------------
As its:  Senior Vice President

                                       -3-